Exhibit (a)(5)(lxxxi)

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN AND FOR NEW CASTLE COUNTY

ORACLE CORPORATION, a Delaware

corporation, and PEPPER ACQUISITION

CORP., a Delaware corporation,

Plaintiffs,

v.

PEOPLESOFT, INC, a Delaware

corporation, CRAIG A. CONWAY, DAVID

A DUFFIELD, ANEEL BHUSRI, STEVEN

D. GOLDBY, A. GEORGE BLATTE,

FRANK J. FANZILLI, CYRIL J.

YANSOUNI, and J.D. EDWARDS &

COMPANY, a Delaware corporation.

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Civil Action No. 20377 NC

NOTICE OF MOTION

TO:	Donald J. Wolfe, Esquire Potter Anderson & Corroon LLP 1313 North Market St. Wilmington, DE 19899-0951	Bruce E. Jameson, Esquire Prickett Jones & Elliott, P.A. 1310 King Street Wilmington, DE 19899

PLEASE TAKE NOTICE that the attached Motion for Preliminary Injunction will be presented to the Court at the earliest convenience of the Court and counsel.

OF COUNSEL:

Michael P. Carroll

Joel M. Cohen

Frank S. Moseley

Davis Polk & Wardwell

450 Lexington Avenue

New York, NY 10017

David M. Balabanian

Stephen D. Hibbard

Geoffrey M. Howard

Jason A. Yurasek

Bingham McCutchen LLP

Three Embarcadero Center

San Francisco, CA 94111

Dorian Daley

Oracle Corporation

500 Oracle Parkway

Redwood Shores, CA 94065

Dated: November 10, 2003

_________________________________

Allen M. Terrell, Jr. (#709)

Daniel A. Dreisbach (#2583)

Brock E. Czeschin (#3938)

James H. McMackin, III (#4282)

Richards, Layton & Finger, P.A.

One Rodney Square

P.O. Box 551

Wilmington, DE 19801

(302) 651-7700

Attorneys for Plaintiffs

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN AND FOR NEW CASTLE COUNTY

ORACLE CORPORATION, a Delaware

corporation, and PEPPER ACQUISITION

CORP., a Delaware corporation,

Plaintiffs,

v.

PEOPLESOFT, INC, a Delaware

corporation, CRAIG A. CONWAY, DAVID

A DUFFIELD, ANEEL BHUSRI, STEVEN

D. GOLDBY, A. GEORGE BLATTE,

FRANK J. FANZILLI, CYRIL J.

YANSOUNI, and J.D. EDWARDS &

COMPANY, a Delaware corporation.

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Civil Action No. 20377 NC

MOTION FOR PRELIMINARY INJUNCTION

Plaintiffs Oracle Corporation and Pepper Acquisition Corp., a wholly owned subsidiary of Oracle, (collectively, “Plaintiffs” or “Oracle”), hereby move, pursuant to Court of Chancery Rule 65, for an Order enjoining preliminarily defendants and their respective agents, employees, and anyone acting on their behalf, from initiating, implementing, offering, negotiating, continuing, extending, expanding, applying, and/or committing or agreeing to the Revised Money Back Offer (as defined in the proposed Amended Complaint for Declaratory and Injunctive Relief) or any similar customer rebate program. The grounds for this motion are detailed in the proposed Amended Complaint for Declaratory and Injunctive Relief, and will be set forth at length in Plaintiffs’ opening brief in support of their preliminary injunction application, to be filed pursuant to a schedule agreed to by the parties.

OF COUNSEL:

Michael P. Carroll

Joel M. Cohen

Frank S. Moseley

Davis Polk & Wardwell

450 Lexington Avenue

New York, NY 10017

David M. Balabanian

Stephen D. Hibbard

Geoffrey M. Howard

Jason A. Yurasek

Bingham McCutchen LLP

Three Embarcadero Center

San Francisco, CA 94111

Dorian Daley

Oracle Corporation

500 Oracle Parkway

Redwood Shores, CA 94065

Dated: November 10, 2003

_________________________________

Allen M. Terrell, Jr. (#709)

Daniel A. Dreisbach (#2583)

Brock E. Czeschin (#3938)

James H. McMackin, III (#4282)

Richards, Layton & Finger, P.A.

One Rodney Square

P.O. Box 551

Wilmington, DE 19801

(302) 651-7700

Attorneys for Plaintiffs

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN AND FOR NEW CASTLE COUNTY

ORACLE CORPORATION, a Delaware

corporation, and PEPPER ACQUISITION

CORP., a Delaware corporation,

Plaintiffs,

v.

PEOPLESOFT, INC, a Delaware

corporation, CRAIG A. CONWAY, DAVID

A DUFFIELD, ANEEL BHUSRI, STEVEN

D. GOLDBY, A. GEORGE BLATTE,

FRANK J. FANZILLI, CYRIL J.

YANSOUNI, and J.D. EDWARDS &

COMPANY, a Delaware corporation.

Defendants.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Civil Action No. 20377 NC

ORDER

Plaintiffs having moved, pursuant to Court of Chancery Rule 65, for a preliminary injunction, and the Court having considered such motion,

IT IS HEREBY ORDERED, this ____ day of November, 2003, that defendants and their respective agents, employees, and anyone acting on their behalf, are hereby preliminarily enjoined, pending final resolution of this action on the merits, together with any appeals, from initiating, implementing, offering, negotiating, continuing, extending, expanding, applying, and/or committing or agreeing to the Revised Money Back Offer (as defined in the proposed Amended Complaint for Declaratory and Injunctive Relief) or any similar customer rebate program.

______________________________________________

Vice Chancellor